SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                          reported): November 19, 2002

                                  LUMENIS LTD.
             (Exact name of registrant as specified in its charter)

          Israel                          0-13012                    N.A.
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

        P.O. Box 240, Yokneam, Israel                       20692
  (Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code:
                                 972-4-959-9000
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Item 9. Regulation FD Disclosure.

      Certifications of an Amendment to a Quarterly Report and of a Quarterly Report by Chief Executive Officer and Chief Financial Officer.

                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
      Relating to Amendment No. 1 to the Form 10-Q for the Quarterly Period
                              Ended June 30, 2002

      In connection with the Amendment No. 1 to the Form 10-Q of Lumenis Ltd. (the "Company") for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Yacha Sutton, as Chief Executive Officer of the Company, and Kevin Morano, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yacha Sutton
----------------------------------------
Name:  Yacha Sutton
Title: Chief Executive Officer
Date:  November 19, 2002


/s/ Kevin Morano
----------------------------------------
Name: Kevin Morano
Title: Chief Financial Officer
Date:  November 19, 2002

                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
  Relating to the Quarterly Report on Form 10-Q for the Quarterly Period Ended
                               September 30, 2002

      In connection with the Quarterly Report on Form 10-Q of Lumenis Ltd. (the "Company") for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Yacha Sutton, as Chief Executive Officer of the Company, and Kevin Morano, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:


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

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yacha Sutton
-----------------------------------------
Name:  Yacha Sutton
Title: Chief Executive Officer
Date:  November 19, 2002


/s/ Kevin Morano
-----------------------------------------
Name:  Kevin Morano
Title: Chief Financial Officer
Date:  November 19, 2002

The applicable certification accompanies each above-mentioned Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             LUMENIS LTD.


                                             By: /s/ Kevin Morano
                                                --------------------------------
                                                Kevin Morano
                                                Executive Vice President and
                                                Chief Financial Officer

Dated:  November 19, 2002


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